UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 6, 2012

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.

Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Since August 18, 2011, Hawaiian Electric Industries, Inc. (HEI) has been satisfying the requirements of the HEI Dividend Reinvestment and Stock Purchase Plan (DRIP), HEI Retirement Savings Plan (HEIRSP), American Savings Bank (ASB) 401(k) Plan and other plans through open market purchases of its common stock.  HEI has determined that it will begin satisfying the requirements of the DRIP, HEIRSP, ASB 401(k) Plan and other plans through new issuances of its common stock beginning January 9, 2012 or soon thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC
INDUSTRIES, INC.
(Registrant)

/s/ James A. Ajello
James A. Ajello
Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial Officer of HEI)
Date: January 6, 2012